SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) MARCH 28, 1997
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                        Commission File Number 000-23386
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                         CRYO-CELL INTERNATIONAL, INC.
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                 (Name of Small Business Issuer in its charter)

                    DELAWARE                             22-3023093
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            (State or other jurisdiction             (I.R.S. Employer
            of incorporation or                     Identification No.)
            organization)

                   604 PACKARD COURT, SAFETY HARBOR, FL 34695
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              (Address of principal executive offices) (Zip Code)

                   Issuer's telephone number: (813) 938-3114
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         (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

On March 28, 1997 Daniel D. Richard, Chairman and Chief Executive Officer of CRYO-CELL International, Inc., announced that the Company has been informed that the University of Arizona has filed a cross claim to the CRYO-CELL lawsuit filed against the University and other defendants.

In July, 1996, CRYO-CELL filed a lawsuit in the Superior Court of California claiming that the University had breached their contract, misappropriated trade secrets and other allegations. The University filed a motion attempting to get the Lawsuit dismissed in California which the Court disallowed. CRYO-CELL has now been informed that the University has countered with a cross claim stating that CRYO-CELL had breached the contract and had intentionally misled the University. CRYO-CELL believes there is no merit to these allegations and that the belated cross claim is part of a strategy by the University to motivate CRYO-CELL to settle the case.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CRYO-CELL INTERNATIONAL, INC.


Date: April 2, 1997                         By:  /s/ BRIAN K. BURKE
                                               --------------------------
                                               Brian K. Burke
                                               Vice President and Chief
                                                  Financial Officer